Exhibit 10.58

                                                                 NON-PLAN OPTION

                             STOCK OPTION AGREEMENT

      THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into, effective as of October 21, 2004, by VAXGEN, INC., a Delaware corporation (the "Company"), and Myron M. Levine (the "Holder").

                                    RECITALS

      A. The Holder has been designated to receive an option outside an equity incentive plan maintained by the Company in connection with his initial election to the Board.

      NOW, THEREFORE, the Company and the Holder agree as follows:

      1. GRANT OF THE OPTION. The Company hereby grants to the Holder a non-qualified stock option (the "Option") to acquire from the Company thirty thousand (30,000) shares of Common Stock (the "Shares") at the price of $12.27 per share (the "Purchase Price").

      2. TERM OF THE OPTION. The Option (or certain portions thereof) shall terminate on the earliest to occur of the following: (i) ten (10) years from the date of this Agreement; (ii) the earlier termination of one or more portions of the Option in the event that such portions do not become exercisable for shares on an applicable anniversary date of this Agreement pursuant to Section 3(b); and (iii) the earlier termination of the Option pursuant to Section 8.

      3. EXERCISABILITY.

            (a) The Option shall vest and become exercisable with respect to one-third (1/3) of the shares subject to the Option on each successive annual anniversary of the date of this Agreement such that all of the shares subject to the Option shall be vested and exercisable on the third anniversary of the date of this Agreement.

            (b) Notwithstanding the preceding, the Option shall not become exercisable for shares for which it is scheduled to become exercisable on each applicable anniversary of this Agreement if (i) more than sixty (60) days prior to the applicable anniversary date, the Holder ceases to serve as a director of the Company for any reason other than his death; or (ii) during the annual period measured initially from the date of this Agreement and subsequently from each anniversary date (or such portion of that period during which the Holder is serving as a director of the Company), the Holder does not attend at least seventy-five percent (75%) of the combined number of meetings of the full Board and any committee(s) of the Board of which the Holder is a member, or does not attend at least fifty percent (50%) of such combined number of meetings in person. For purposes of this Section 3(b), if the Board takes action by unanimous written consent, such consent shall be deemed to be a meeting of the Board that the Holder attended in person.

            (c) After a portion of the Option becomes exercisable, the Option may be exercised for the shares covered thereby in whole or in part at any time and from time to time prior to its termination pursuant to Section 2.


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      4. ADMINISTRATION.

            (a) The Option shall be administered by the Board or the Compensation Committee of the Board (the "Administrator").

            (b) The Administrator shall have the sole authority, in its absolute discretion, to (i) construe and interpret the terms of the Option; (ii) define the terms used in this Agreement; (iii) prescribe, amend and rescind rules and regulations relating to the Option; (iv) correct any defect, supply any omission or reconcile any inconsistency in this Agreement; and (v) make all other determinations necessary or advisable for the administration of the Option. All decisions, determinations and interpretations made by the Administrator shall be binding and conclusive on the Holder and on his legal representatives, heirs and beneficiaries.

      5. LIMITED TRANSFERABILITY. The Option is not transferable, except (i) by will or by the laws of descent and distribution; (ii) with the prior written approval of the Company, by instrument to an inter vivos or testamentary trust, in a form accepted by the Company, in which the option is to be passed to beneficiaries upon the death of the trustor (settlor); and (iii) with the prior written approval of the Company, by gift, in a form accepted by the Company, to a permitted transferee under a Form S-8 registration statement promulgated by the Securities and Exchange Commission.

      6. EXERCISE OF THE OPTION. In order to exercise the Option, the Holder must do the following:

            (a) deliver to the Company a written notice, substantially in the form of the attached Exhibit A, specifying the number of Shares for which the Option is being exercised;

            (b) tender payment to the Company of the aggregate Purchase Price for the Shares for which the Option is being exercised, which amount may be paid
(i) in cash or by certified or cashier's check; (ii) by delivery to the Company of shares of Common Stock held by the Holder for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the date of exercise; or (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds; and

            (c) pay, or make arrangements satisfactory to the Administrator for payment to the Company of, all applicable federal and state income and employment taxes required to be withheld by the Company in connection with the exercise of the Option.

      7. CHANGES IN CAPITALIZATION.

            (a) If the outstanding shares of Common Stock are increased or decreased, or changed into or exchanged for a different number or kind of shares or securities of the Company through a reorganization, merger, recapitalization, reclassification, share exchange or other material alteration in the capital structure of the Company, the Administrator shall proportionately adjust the number of shares of Common Stock subject to the Option, the exercise


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price per share, or both, so as to preserve the rights of the Holder substantially proportionate to the rights of the Holder prior to such event.

            (b) For purposes of Section 7(a), neither (i) the issuance of additional shares of Common Stock or other securities of the Company in exchange for adequate consideration (including services), nor (ii) the conversion into Common Stock of any securities of the Company now or hereafter outstanding, shall be deemed material alterations in the capital structure of the Company.

            (c) If the Administrator determines that the nature of a material alteration in the capital structure of the Company is such that it is not feasible or advisable to make adjustments to the Option, such event shall be subject to Section 8.

            (d) The grant of the Option shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

      8. OTHER SIGNIFICANT EVENTS. In the event of (i) the acquisition by any person, partnership, corporation or other entity of more than fifty percent (50%) of the outstanding shares of Common Stock, (ii) a sale of substantially all of the assets of the Company, (iii) the dissolution or liquidation of the Company, or (iv) a material change in the capital structure of the Company that is subject to this Section 8 in accordance with Section 7(c), the Administrator shall have the power to determine what effect, if any, such event shall have upon the Option, including but not limited to the power to cause the Option to be surrendered and canceled and payments to be made to the Holder in exchange therefor and to cause adjustments to be made in the number and/or kind of shares or securities with respect to which the Option may be exercised and/or in the purchase prices and other terms and conditions thereof. Upon such event, the Option shall terminate, except to the extent the Administrator, pursuant to its authority under this Section 8, has made provision for the continuation of the Option or the substitution for the Option of new options or awards covering the stock or securities of a successor entity, in which event the Option shall be subject to the terms so provided.

      9. NO SERVICE CONTRACT. The grant of the Option shall not confer upon the Holder any right to continue in service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or of Holder, which rights are hereby expressly reserved by each, to terminate the Holder's service at any time for any reason, with or without cause.

      10. ENTIRE AGREEMENT; AMENDMENTS; BINDING EFFECT. This Agreement constitutes the entire agreement and understanding between the Company and the Holder regarding the subject matter hereof. No amendment of the Option or this Agreement, or waiver of any provision of this Agreement, shall be valid unless in writing and duly executed by the Company and the Holder. The failure of any party to enforce any of that party's rights against the other party for breach of any of the terms of this Agreement shall not be construed as a waiver of such rights as to any continued or subsequent breach. This Agreement shall be binding upon the Holder and his heirs, successors and assigns.


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      11. DEFINITIONS.

            (a) "Board" shall mean the board of directors of the Company.

            (b) "Common Stock" shall mean the common stock of the Company.

            (c) "Fair Market Value" per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock (or other security) is publicly traded, the last sales price (or, if no last sales price is reported, the average of the high bid and low asked prices) for a share of Common Stock (or unit of the other security) on that day (or, if that day is not a trading day, on the next preceding trading day), as reported by the principal exchange on which the Common Stock (or other security) is listed, or, if the Common Stock (or other security) is publicly traded but not listed on an exchange, as reported by The Nasdaq Stock Market, or, if such prices or quotations are not reported by The Nasdaq Stock Market, as reported by any other available source of prices or quotations selected by the Administrator;

                  (ii) If the Common Stock (or other security) is not publicly traded, or if the Fair Market Value is not determinable by any of the foregoing means, the Fair Market Value on any day shall be determined in good faith by the Administrator on the basis of such considerations as the Administrator deems appropriate.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

COMPANY                                VAXGEN, INC.
                                       a Delaware corporation

                                       By__________________________________


HOLDER                                 ------------------------------------
                                       Myron Levine, M.D.


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                                    EXHIBIT A
                           FORM OF EXERCISE OF OPTION

To:   VaxGen, Inc.
      1000 Marina Blvd., Ste. 200
      Brisbane, CA 94005

      The undersigned holds Option Number ____ (the "Option"), represented by a Stock Option Agreement dated effective as of October 21, 2004 (the "Agreement").

      The undersigned hereby exercises the Option and elects to purchase ________________ shares (the "Shares") of Common Stock of VaxGen, Inc. (the "Company") pursuant to the Option.

      This notice is accompanied by full payment of the Purchase Price for the Shares in cash or by check or in another manner permitted by Section 6(b) of the Agreement. The undersigned has also paid, or made arrangements satisfactory to the Administrator for payment of, all taxes, if any, required to be withheld by the Company in connection with the exercise of the Option.

      Date: __________________, ____

                                               --------------------------------
                                               Myron Levine, M.D.


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